UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-21200

The Denali Fund Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: October 31

Date of Reporting Period: April 30, 2012

Item 1.	Reports to Stockholders.

The Report to Stockholders is attached herewith.

The Denali Fund Inc.	Letter from the Advisers
April 30, 2012

Dear Stockholders:

Before delving into a discussion of the Fund’s performance, I wanted to take the opportunity to quickly introduce myself. In February of this year, I joined Boulder Investment Advisers, LLC as a portfolio manager and will work alongside Stewart Horejsi, the Fund’s other portfolio manager, in managing the Fund’s portfolio. Dispensing with any further formalities, let us proceed to the Fund’s performance.

The equity markets remained volatile during the six-month period ending April 30,  2012 as concerns related to the European sovereign debt crisis were balanced against signs of an economic recovery. While these concerns weighed on the market during the early and latter parts, growing optimism on the economy prevailed throughout most of this period and fueled a rapid market rally. This rally helped The Denali Fund Inc. (the “Fund”) deliver a 6.9% return on net assets for the six-month period ending April 30, 2012. Unfortunately, the Fund was unable to keep pace with the rebound in the S&P 500 as it generated a 12.8% return during the same period. The Fund’s underperformance relative to the S&P 500 and its other benchmarks is highlighted in the below table.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Since October 2007**
DNY (NAV)	3.1%	6.9%	0.8%	17.9%	-3.1%	-0.9%
DNY (Market)	2.4%	3.5%	-4.9%	20.3%	-5.6%	-1.7%
S&P 500 Index	7.1%	12.8%	4.8%	19.4%	1.0%	-0.1%
DJIA	5.3%	12.0%	6.0%	20.6%	3.0%	1.7%
NASDAQ Composite	8.6%	14.2%	7.2%	22.3%	4.8%	2.4%

*	Annualized
**	Annualized since October 2007, when the current Advisers became investment advisers to the Fund.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the Dow Jones Industrial Average (DJIA) and the NASDAQ Composite include reinvested dividends and distributions. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

While we are glad the Fund finished the six month period with a positive absolute return, we are nonetheless disappointed with the underperformance relative to the Fund’s benchmarks and will strive to improve the Fund’s performance going forward. To accomplish this, we believe we must first understand what drove the Fund’s performance during this period.

The key contributors to the Fund’s performance on an absolute and relative basis were the Fund’s positions in LTC Properties and Ithan Creek Partners, L.P. (“Ithan Creek”), a hedge fund, which generated a total return for the period of 20.6% and 13.5% respectively. The positive contribution from the Ithan Creek position was enhanced by its large weight in the Fund as it accounted for roughly 11.6% of the total portfolio. In addition, the Fund benefitted on an absolute basis from its positions in Berkshire Hathaway, Ventas and the Cohen & Steers Infrastructure Fund, which generated total returns for the period of 3.3%, 8.0% and 11.1% respectively. Unfortunately, the

Semi-Annual Report | April 30, 2012	1

Letter from the Advisers	The Denali Fund Inc.
April 30, 2012

overall contribution to performance from these positions was partially due to the large weight of each in the Fund’s portfolio. As each of these positions generated returns that trailed the S&P 500 during the period, they were key factors in the Fund’s relative underperformance. This is particularly true for the Fund’s positions in Berkshire Hathaway and Ventas as they accounted for roughly 22.1% and 13.6% of the total portfolio respectively.

Further contributing to the Fund’s underperformance relative to its benchmarks and detracting from absolute return was the Fund’s elevated cash position during the period. As the market rallied, it acted as a drag on overall returns. This problem was further compounded by the Fund’s large aggregate position in low yielding Auction Rate Preferred Stocks (“ARPS”), which in total accounted for roughly 7.2% of the total portfolio. We will continue to explore the available options in relation to these positions. In addition, the Fund’s equity positions in Transocean and Freeport-McMoRan also negatively impacted performance for the period as each generated total returns for the period of a negative 8.9% and a negative 6.7% respectively.

However, the largest detractor to the Fund’s absolute and relative performance for the period was the Fund’s position in Inergy, L.P. (“Inergy”). Inergy is a master limited partnership (“MLP”) that operates retail propane and midstream businesses and owns 75.2% of the limited partner interest and all of the general partner interest and incentive distribution rights in Inergy Midstream L.P. (Ticker: NRGM). In January, Inergy’s management announced it was going to cut its distribution as the current rate was unsustainable in light of the abnormally warm winter driven collapse in propane demand and the lower than expected performance of recent acquisitions. As the market tends to value MLPs off of their distribution yield, the reaction to this announcement was unsurprisingly quite negative. The net impact was a 27.3% total decline in the market value of the Fund’s Inergy position for the period. Despite the obvious disappointment in the position’s decline and the realization that the initial analysis proved incorrect, we resisted the temptation to quickly sell the position out of the Fund and instead quickly re-evaluated the situation using information available at the time. Based on this analysis, we believed that the market’s reaction to the distribution cut was overly punitive and the valuation at the time severely undervalued Inergy’s retail propane and internal midstream operations, especially if there were a return to more normal winter weather conditions. On April 26th, we received the favorable announcement that Suburban Propane Partners agreed to acquire Inergy’s retail propane business for a total consideration of $1.8 billion. Inergy’s unit price moved higher on the news allowing for a partial recovery of the prior price decline.

Unfortunately, our decision to maintain the Fund’s position has been a pyrrhic victory as we do not expect to see a full recovery of the Fund’s losses in the Inergy position any time soon. In the end, the initial analysis on Inergy proved incorrect. As much as we believe in our investment process and philosophy, it is not infallible and we recognize that we will miss on an investment from time to time (although we try to keep this to a minimum). If there is something positive to take out of this whole episode, it is that we maintained our investment discipline. It would have been very easy to react out of disappointment in the distribution cut, in the initial analysis, in Inergy’s management and in the loss to the Fund by quickly selling the position when the distribution cut was announced. We then could have only given it a perfunctory mention in this letter and have moved on without giving it any additional thought. However, this is not how we operate. Instead, we recognized our mistake, adjusted our analysis to the prevailing conditions and made an informed decision to hold the position. Fortunately, this decision was vindicated more quickly than we expected and in a manner we did not anticipate.

2	www.thedenalifund.com

The Denali Fund Inc.	Letter from the Advisers
April 30, 2012

It is precisely because of this discipline and commitment to its core investment philosophy that drove my decision to join Boulder Investment Advisers, LLC in February of this year. This investment philosophy is built on the core principles to, first and foremost, protect our stockholders principal investment and to generate superior returns over the long run by investing in good companies at attractive valuations. This philosophy is elegant in its simplicity, but difficult in its execution, requiring a patient temperament and the ability to separate emotion from an investment decision. When combined with rigorous fundamental research analysis steeped in value investing principles, we believe it to be the most effective investment strategy there is when correctly executed. I believe we can effectively execute this strategy, but I do not expect you to simply take me at my word. This is why another core aspect of our investment philosophy is to invest alongside our stockholders as Stewart Horejsi’s family and I are fellow stockholders. We hope this serves as an effective demonstration of our belief in and our ability to execute upon our investment philosophy.

I look forward to writing you again in six months and wish you a safe and happy summer.

Sincerely,

Brendon Fischer, CFA Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Leverage. The Fund currently has Auction Rate Preferred Shares outstanding, which results in the use of leverage. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the NAV and market price of the Common Stock. The Fund utilizes leverage to seek to enhance the returns for its common stockholders over the long term; however, this objective may not be achieved in all interest rate environments. As a result of the failed auctions for the Auction Preferred Shares, the Fund pays Auction Rate Preferred Shareholders a dividend rate that is generally tied to short-term interest rates. This dividend rate has been and remains generally economical compared to the earnings of the Fund’s investments. However, to the extent that in the future short-term interest rates increase and the cost of this leverage increases, and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may decline. Moreover, the Fund is required to

Semi-Annual Report | April 30, 2012	3

Letter from the Advisers	The Denali Fund Inc.
April 30, 2012

maintain an asset coverage ratio of 200% on any outstanding Auction Rate Preferred Shares. If the Fund were unable to maintain the required asset coverage ratio, it could be required to deleverage and sell a portion of its investments at a time when it might be disadvantageous to do so. Fund management and the Fund’s Board of Directors continue to explore other liquidity and leverage options, including borrowing through a credit facility; this may result in Preferred Shares being redeemed or repurchased in the future. Notwithstanding this, the Board of Directors may ultimately decide to leave the current Auction Rate Preferred Stock outstanding if, after evaluating liquidity solutions that would enable the Fund to redeem the Preferred Stock, the Board determines that such solutions would be inconsistent with the interests of the Fund’s stockholders.

Note to Stockholders on Concentration of Investments. The Fund’s investment advisers feel it is important that stockholders be aware that the Fund is highly concentrated in a small number of positions. Concentrating investments in a fewer number of securities may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities.

4	www.thedenalifund.com

The Denali Fund Inc.	Financial Data
April 30, 2012 (Unaudited)

		Per Share of Common Stock
	Net Asset Value	NYSE Closing Price	Dividend Paid
10/31/11	$ 18.02	$ 15.02	$ 0.00
11/30/11	17.70	14.05	0.00
12/31/11	16.97	13.23	0.78**
1/31/12	17.70	14.38	0.00
2/29/12	17.73	14.79	0.00
3/31/12	18.18	14.80	0.00
4/30/12	18.25	14.72	0.00

** This distribution consisted of $0.02 per share net investment income, $0.15 per share short-term capital gains, and $0.61 per share long-term capital gains.

Investments as a % of Total Net Assets Available to Common Stock and Preferred Shares

*	Less than 0.05% of total net assets available to common and preferred shares.

Semi-Annual Report | April 30, 2012	5

Portfolio of Investments	The Denali Fund Inc.
April 30, 2012 (Unaudited)

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS 89.0%
DOMESTIC COMMON STOCKS 64.0%
Cosmetics & Personal Care 0.5%
8,000	The Procter & Gamble Co.	$509,120
Diversified 22.1%
179	Berkshire Hathaway, Inc., Class A*	21,623,200

Diversified Financial Services 1.8%
122,500	AllianceBernstein Holding LP	1,726,025

Electric 1.1%
16,600	Public Service Enterprise Group, Inc.	517,090
12,400	SCANA Corp.	571,888

		1,088,978

Gas 0.8%
42,000	Inergy LP	818,580

Healthcare Products 5.7%
86,000	Johnson & Johnson	5,597,740

Manufacturing 1.7%
18,000	3M Co.	1,608,480

Mining 2.2%
56,500	Freeport-McMoRan Copper & Gold, Inc.	2,163,950

Oil & Gas 2.2%
14,000	Diamond Offshore Drilling, Inc.	959,700
30,000	Linn Energy LLC	1,207,500

		2,167,200

Real Estate Investment Trusts (REITs) 17.4%
112,000	LTC Properties, Inc.	3,727,360
226,200	Ventas, Inc.	13,298,298

		17,025,658

Registered Investment Companies (RICs) 7.0%
366,952	Cohen & Steers Infrastructure Fund, Inc.	6,384,965
7,262	Flaherty & Crumrine/Claymore Total Return Fund, Inc.	137,978
18,154	RMR Real Estate Income Fund	294,639

		6,817,582

Tobacco Products 1.5%
45,000	Altria Group, Inc.	1,449,450

TOTAL DOMESTIC COMMON STOCKS (Cost $44,541,397)		62,595,963

FOREIGN COMMON STOCKS 6.2%
Diversified Financial Services 0.0%(1)
5,000	Guoco Group, Ltd.	41,889

6	www.thedenalifund.com

The Denali Fund Inc.	Portfolio of Investments
April 30, 2012 (Unaudited)

Shares	Description	Value (Note 1)
Electric 0.2%
4,500	RWE AG	$193,442

Food 2.7%
78,000	Unilever NV	2,671,035

Insurance 1.0%
6,700	Muenchener Rueckversicherungs AG	972,460

Oil & Gas 0.4%
8,000	Transocean, Ltd.	403,120

Pharmaceuticals 1.5%
14,500	Sanofi	1,106,703
8,800	Sanofi, ADR	335,984

		1,442,687

Real Estate 0.0%(1)
100	Cheung Kong Holdings, Ltd.	1,330

Real Estate Investment Trusts (REITs) 0.4%
390,199	Kiwi Income Property Trust	341,421

TOTAL FOREIGN COMMON STOCKS (Cost $5,449,704)		6,067,384

AUCTION PREFERRED SECURITIES 7.2%
160	Advent Claymore Convertible Securities & Income Fund II, Series W7	3,145,976
68	Gabelli Dividend & Income Trust, Series C	1,394,449
69	PIMCO Corporate & Income Opportunity Fund, Series W	1,164,309
80	Western Asset Premier Bond Fund, Series M	1,384,396

		7,089,130

TOTAL AUCTION PREFERRED SECURITIES (Cost $9,399,285)		7,089,130

LIMITED PARTNERSHIPS 11.6%
7	Ithan Creek Partners, LP*(2)(3)	11,346,620

TOTAL LIMITED PARTNERSHIPS (Cost $7,000,000)		11,346,620

TOTAL LONG TERM INVESTMENTS (Cost $66,390,386)		87,099,097

SHORT TERM INVESTMENTS 11.0%
Money Market Funds 11.0%
2,336,106	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class, 7 Day Yield - 0.010%	2,336,106

Semi-Annual Report | April 30, 2012	7

Portfolio of Investments	The Denali Fund Inc.
April 30, 2012 (Unaudited)

Shares	Description	Value (Note 1)
Money Market Funds (continued)
8,400,000	JPMorgan Prime Money Market Fund, 7 Day Yield - 0.200%	$8,400,000

Total Money Market Funds (Cost $10,736,106)		10,736,106

TOTAL SHORT TERM INVESTMENTS (Cost $10,736,106)		10,736,106

TOTAL INVESTMENTS 100.0% (Cost $77,126,492)		97,835,203

OTHER ASSETS AND LIABILITIES (0.0%)(1)		(24,061)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK AND PREFERRED SHARES 100.0%		97,811,142

AUCTION PREFERRED SHARES (APS) REDEMPTION VALUE PLUS ACCRUED DIVIDENDS		(21,950,226)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK		$75,860,916

Abbreviations:

ADR - American Depositary Receipt.

AG	- Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

*	Non-income producing security.
(1)	Less than 0.05% of total net assets available to common stock and preferred shares.
(2)

Fair valued security under procedures established by the Fund’s Board of Directors. Total market value of fair valued securities as of April 30, 2012 was $11,346,620, or 11.6% of total net assets available to common stock and preferred shares.

(3)	Restricted Security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933.

Percentages are stated as a percent of the Total Net Assets Available to Common Stock and Preferred Shares.

See Accompanying Notes to Financial Statements.

8	www.thedenalifund.com

The Denali Fund Inc.	Portfolio of Investments
April 30, 2012 (Unaudited)

Regional Breakdown as a % of Total Net Assets Available to Common and Preferred Stockholders

United States	93.8%
Netherlands	2.7%
France	1.5%
Germany	1.2%
Switzerland	0.4%
New Zealand	0.4%
Hong Kong	0.0%
Other Assets and Liabilities	0.0%

Semi-Annual Report | April 30, 2012	9

Statement of Assets and Liabilities	The Denali Fund Inc.
April 30, 2012 (Unaudited)

ASSETS:
Investments, at value (Cost $77,126,492) (Note 1)	$97,835,203
Foreign Currency, at value (Cost $83,909)	84,636
Dividends and interest receivable	53,903
Receivable for investment securities sold	12,363
Prepaid expenses and other assets	22,724

Total Assets	98,008,829

LIABILITIES:
Investment co-advisory fees payable (Note 2)	91,948
Legal and audit fees payable	39,117
Administration and co-administration fees payable (Note 2)	20,880
Printing fees payable	10,194
Directors’ fees and expenses payable	2,418
Accrued expenses and other payables	33,130

Total Liabilities	197,687

Total Net Assets Applicable to Common and Preferred Shareholders	$97,811,142

AUCTION PREFERRED SHARES:
$0.0001 par value, 2,000 shares authorized, 878 shares outstanding, liquidation preference of $25,000 per share (Note 5)	21,950,000
Accrued dividends on auction preferred shares	226

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$75,860,916

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$416
Paid-in capital in excess of par value of common stock	54,884,904
Undistributed net investment income	259,825
Accumulated net realized gain on investments sold and foreign currency related transactions	7,157
Net unrealized appreciation on investments and foreign currency transactions	20,708,614

TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$75,860,916

Net Asset Value, $75,860,916/4,157,117 common stock outstanding	$18.25

See Accompanying Notes to Financial Statements.

10	www.thedenalifund.com

The Denali Fund Inc.	Statement of Operations
For the Six Months Ended April 30, 2012 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes $18,048)	$1,242,611
Interest	8,045

Total Investment Income	1,250,656

EXPENSES:
Investment co-advisory fees (Note 2)	575,098
Administration and co-administration fees (Note 2)	123,321
Directors’ fees and expenses (Note 2)	49,207
Legal and audit fees	42,497
Preferred shares broker commissions and auction agent fees (Note 5)	14,098
Transfer agency fees	10,433
Insurance fees	9,893
Printing fees	7,908
Custody fees	5,348
Other	38,839

Total Expenses	876,642
Less fees waived by investment advisor	(16,178)

Net Expenses	860,464

Net Investment Income	390,192

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	1,358,667
Foreign currency related transactions	(6,536)

1,352,131

Net change in unrealized appreciation/(depreciation) of:
Investment securities	2,451,028
Foreign currency related translations	1,699

2,452,727

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	3,804,858

PREFERRED SHARES TRANSACTIONS:
Distributions from net investment income	(8,605)

Total Preferred Shares Transactions	(8,605)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$4,186,445

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2012	11

Statements of Changes in Net Assets	The Denali Fund Inc.

	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
OPERATIONS:
Net investment income	$390,192	$389,570
Net realized gain on investment securities and foreign currency related transactions	1,352,131	2,264,557
Net change in unrealized appreciation/(depreciation) on investments and foreign currency related translations	2,452,727	(3,086,067)

	4,195,050	(431,940)

PREFERRED SHARES TRANSACTIONS:
Distributions from net investment income	(8,605)	(19,486)
Distributions from net realized capital gains	–	(43,820)
Gain on redemption of Auction Preferred Shares (Note 5)	–	900,000

Total Preferred Shares Transactions	(8,605)	836,694

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	4,186,445	404,754

DISTRIBUTIONS: COMMON STOCK
From net investment income	(83,142)	–
From net realized capital gains	(3,159,409)	(2,993,123)

Total Distributions: Common Stock	(3,242,551)	(2,993,123)

Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders	943,894	(2,588,369)

REPURCHASE OF AUCTION PREFERRED SHARES (PAR VALUE)	–	(18,000,000)

NET ASSETS:
Beginning of period	96,867,022	117,455,391

End of period (Including undistributed/(overdistributed) net investment income of $259,825 and $(38,620), respectively)	97,810,916	96,867,022

Auction Preferred Shares (APS) Par Value	(21,950,000)	(21,950,000)

Net Assets Applicable to Common Stockholders	$75,860,916	$74,917,022

See Accompanying Notes to Financial Statements.

12	www.thedenalifund.com

The Denali Fund Inc.	Statement of Cash Flows
For the Six Months Ended April 30, 2012 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations excluding dividends on Auction Preferred Shares and gains on Auction Preferred Shares redemption	$4,195,050
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(1,447,915)
Proceeds from disposition of investment securities	4,355,718
Net proceeds from disposition of short-term investment securities	29,120
Net realized gain on investment securities	(1,358,667)
Net realized loss on foreign currency related transactions	6,536
Net change in unrealized appreciation on investment securities	(2,451,028)
Net change in unrealized appreciation on foreign currency related transactions	(1,699)
Increase in interest and dividends receivable	(8,665)
Increase in receivable for investment securities sold	(12,363)
Increase in other assets	(13,653)
Decrease in payable for co-advisory fees	(4,800)
Decrease in payable for legal and audit fees	(16,912)
Increase in payable for administration & co-administration fees	318
Increase in payable for printing fees	5,734
Decrease in payable for directors’ fees and expenses	(11,753)
Increase in accrued expenses	(8,506)

Net Cash Used in Operating Activities	3,256,515

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(3,242,551)
Cash distributions paid on Auction Preferred Shares	(8,692)

Net Cash Used in Financing Activities	(3,251,243)

Effect of exchange rates on cash	$(4,837)

Net increase in cash	$435
Cash and foreign currency, beginning balance	$84,201

Cash and foreign currency, ending balance	$84,636

See Accompanying Notes to Financial Statements.

Semi-Annual Report | April 30, 2012	13

Financial Highlights
For a Common Share Outstanding Throughout Each Period

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE
Net Asset Value - Beginning of Period
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

PREFERRED SHARES TRANSACTIONS
Distributions paid from net investment income
Distributions paid from net realized capital gains
Gain on redemption of Auction Preferred Shares
Total Preferred Shares* Transactions

Net Increase/(Decrease) from Operations Applicable to Common Stock

DISTRIBUTIONS: COMMON STOCK
Distributions paid from net investment income
Distributions paid from net realized capital gains
Distributions paid from tax return of capital
Total Distributions Paid to Common Stockholders

Common Stock Net Asset Value - End of Period

Common Stock Market Value - End of Period

Total Return, Common Stock Net Asset Value(c)
Total Return, Common Stock Market Value(c)

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of net investment income to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver

SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Period (000s)

  See Accompanying Notes to Financial Statements.

14	www.thedenalifund.com

The Denali Fund Inc.

For the Six Months Ended April 30, 2012 (Unaudited)		For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007

$18.02		$18.64	$15.66	$15.36	$25.33	$32.22

0.09		0.09	0.07	0.07	0.59	1.26
0.92		(0.20)	3.10	0.24	(6.53)	(4.03)
1.01		(0.11)	3.17	0.31	(5.94)	(2.77)

(0.00)	(b)	(0.00) (b)	(0.02)	(0.04)	(0.11)	(0.19)
–		(0.01)	–	–	(0.29)	(0.36)
–		0.22	0.03	0.03	–	–
(0.00)	(b)	0.21	0.01	(0.01)	(0.40)	(0.55)

1.01		0.10	3.18	0.30	(6.34)	(3.32)

(0.02)		–	(0.08)	–	(0.40)	(1.24)
(0.76)		(0.72)	(0.12)	–	(2.86)	(2.33)
–		–	–	–	(0.37)	–
(0.78)		(0.72)	(0.20)	–	(3.63)	(3.57)

$18.25		$18.02	$18.64	$15.66	$15.36	$25.33

$14.72		$15.02	$15.67	$13.25	$11.27	$22.08

6.9%		1.3%	20.7%	2.0%	(25.3)%	(10.7)%
3.4%		0.4%	19.9%	17.6%	(37.1)%	(10.6)%

2.40	%(f)	N/A	N/A	N/A	N/A	0.72	%(e)(g)
2.35	%(f)	2.64%	2.80%	3.30%	1.77%	0.71	%(g)
1.07	%(f)	N/A	N/A	N/A	N/A	4.34%
1.02	%(f)	0.51%	0.38%	0.51%	1.98%	4.33%

2%		7%	7%	25%	91%	17%
$75,861		$74,917	$77,505	$65,088	$63,854	$105,292

Semi-Annual Report | April 30, 2012	15

Financial Highlights	The Denali Fund Inc.

*	Auction Preferred Shares (“APS”)
(a)	Calculated based on the average number of shares outstanding during each fiscal period.
(b)	Amount represents less than $(0.01) per share.
(c)

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common stock market value assumes the purchase of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(d)	Expense and net investment income ratios do not include the effect of transactions with preferred stockholders. Income ratios include income earned on assets attributable to APS outstanding.
(e)	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to offset arrangements. The Fund has not had an offset arrangement since 2007.
(f)	Annualized.
(g)

After waiver of, depending on the period, all or a portion of the management and/or administration fees by prior management. Had prior management not undertaken such actions, the annualized expenses of net expenses to average daily assets applicable to common stockholders would have been 1.83% for the year ended October 31, 2007.

The table below sets out information with respect to APS currently outstanding.(1)

	Par Value (000)	Total Shares Outstanding (000)	Asset Coverage Per Share(2)	Involuntary Liquidating Preference Per Share(3)
04/30/12	$21,950	0.88	$111,402	$25,000
10/31/11	21,950	0.88	110,327	25,000
10/31/10	39,950	1.60	73,502	25,000
10/31/09	40,700	1.63	64,980	25,000
10/31/08	42,000	1.68	62,992	25,000
10/31/07	42,000	1.68	87,698	25,000

(1)	See Note 5.
(2)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the number of APS outstanding.
(3)	Excludes accumulated undeclared dividends.

See Accompanying Notes to Financial Statements.

16	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements
April 30, 2012 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

The Denali Fund Inc. (the “Fund”) (formerly known as the Neuberger Berman Real Estate Income Fund Inc.) was incorporated in Maryland on September 11, 2002 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors of the Fund (the “Board”) may classify or re-classify any unissued shares of capital shares into one or more classes of preferred shares without the approval of stockholders.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“GAAP”) which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the closing price from the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the mean between the closing bid and asked prices provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from an independent pricing service, principal market maker, or other independent sources. Where market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”), securities are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the advisers. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

The Fund’s investments in unregistered pooled investment vehicles (“Hedge Funds”) are valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the respective Hedge Fund managers according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the Pricing Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a Hedge Fund does not report a value to the Fund on a timely basis, the fair value of such Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. As a practical matter, Hedge Fund valuations generally can be obtained from Hedge Fund managers on a weekly basis, as of close of business Thursday, but the frequency and timing of receiving valuations for Hedge Fund investments is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of

Semi-Annual Report | April 30, 2012	17

Notes to Financial Statements	The Denali Fund Inc.
April 30, 2012 (Unaudited)

some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances. These inputs are summarized in the three broad levels listed below.

Level 1—	Unadjusted quoted prices in active markets for identical investments
Level 2—	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stocks	$62,595,963	$–	$–	$62,595,963
Foreign Common Stocks	6,067,384	–	–	6,067,384
Auction Preferred Securities	–	7,089,130	–	7,089,130
Limited Partnerships	–	–	11,346,620	11,346,620
Short Term Investments	10,736,106	–	–	10,736,106
TOTAL	$79,399,453	$7,089,130	$11,346,620	$97,835,203

During the six months ended April 30, 2012, there were no significant transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

18	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements
April 30, 2012 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 10/31/2011	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of 4/30/2012	Net change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at 4/30/2012
Limited Partnerships	$9,993,383	$–	$1,353,237	$ –	$ –	$11,346,620	$1,353,237
TOTAL	$9,993,383	$ –	$1,353,237	$ –	$ –	$11,346,620	$1,353,237

*	For detailed descriptions, see the accompanying Portfolio of Investments.

Recent Accounting Pronouncements: In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.” The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. The ASU is effective for the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (IFRS). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Semi-Annual Report | April 30, 2012	19

Notes to Financial Statements	The Denali Fund Inc.
April 30, 2012 (Unaudited)

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded in the Fund’s following year.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified”, with respect to 50% of the Fund’s portfolio, the Fund must limit to 5% the portion of its assets invested in the securities of a single issuer. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s common stock, and the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund.

Effective July 30, 2010, the Fund implemented a Board initiated and approved fundamental investment policy, which prohibits the Fund from investing more than 4% of its total assets (including leverage) in any single issuer at the time of purchase. The Fund’s holdings as of July 30,

20	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements
April 30, 2012 (Unaudited)

2010 were grandfathered into the policy and so any positions already greater than 4% of total assets are exempt from this limitation.

Hedge Fund Risk: The Fund invests a portion of its assets in a Hedge Fund. The Fund’s investment in a Hedge Fund is a private entity that is not registered under the 1940 Act and has limited regulatory oversight and disclosure obligations. In addition, the Hedge Fund invests in and actively trades securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with Hedge Funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

Changes in Investment Policies: Effective August 1, 2011, the Board approved a proposal to eliminate the Fund’s non-fundamental policy limiting the Fund’s ability to investment more than (i) 3% of the total voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets in the aggregate.

Distributions to Stockholders: Income distributions and capital gain distributions are determined in accordance with income tax regulations, per requirements under Subchapter M of the Internal Revenue Code. Distributions to stockholders are recorded by the Fund on the ex-dividend date.

In November 2008 the SEC issued an order approving exemptive relief for the Fund, from Section 19(b) and Rule 19b-1 under the Securities Act of 1940 (the “Order”). This would allow the Fund to employ a managed distribution plan (the “Plan”) rather than a level distribution plan. In December 2008, the Board approved adoption of the Plan. The Fund implemented the Plan for the fiscal year ended October 31, 2008.

Repurchase Agreements: The Fund may enter into repurchase agreements with institutions that management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund had no outstanding repurchase agreements as of April 30, 2012.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For Federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of

Semi-Annual Report | April 30, 2012	21

Notes to Financial Statements	The Denali Fund Inc.
April 30, 2012 (Unaudited)

the Internal Revenue Code by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

Management has concluded there are no uncertain tax positions that require recognition of a tax liability. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statute of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended October 31, 2008, through October 31, 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The provisions of the Modernization Act are generally effective for tax years beginning after the date it was signed into law so the enacted provisions will apply to the Fund for the fiscal year ending October 31, 2012. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

¡

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

¡

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule,and repealed the 60-day designation requirement for certain types of paythrough income and gains.

¡

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

2. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) (together, the “Advisers”) serve as co-advisers to the Fund. The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Net Assets”) (“Advisory Fee”). Effective December 1, 2011, BIA and SIA agreed to waive 0.10%of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Net Assets. The fee waiver agreement has a one-year term and is renewable annually.

22	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements
April 30, 2012 (Unaudited)

The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. The Lola Trust is also a stockholder of the Fund (See Note 6). Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. The equity owner of SIA is the Stewart West Indies Trust. SIA and BIA are considered “affiliated persons”, as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). SIA receives a fee equal to 75% of the fees earned by the Advisers and BIA receives 25% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s Net Assets up to $100 million, and 0.15% of the Fund’s Net Assets over $100 million. The equity owners of FAS are EALLC and the Lola Trust, each of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act.

As BIA, SIA and FAS are considered affiliates of the Fund, as the term is defined in the 1940 Act, agreements between the Fund and those entities are considered affiliated transactions.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the Advisers or FAS, a fee of $8,000 per annum, plus $3,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee each receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. Each member of the Nominating Committee receives $500 per meeting. The Fund will also reimburse independent Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined Net Assets of the Fund, and the following affiliates of the Fund: Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined Net Assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on Net Assets up to $1 billion, an annualized fee of 0.03% on Net Assets between $1 and $3 billion, and an annualized fee of 0.02% on Net Assets above $3 billion.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian and Computershare Shareowner Services (“Computershare”) serves as the Fund’s Common Stock servicing agent, dividend-paying agent and registrar. As compensation for BNY Mellon’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses. BNY Mellon also serves as the Fund’s Preferred Stock transfer agent, dividend disbursing agent and redemption agent.

Semi-Annual Report | April 30, 2012	23

Notes to Financial Statements	The Denali Fund Inc.
April 30, 2012 (Unaudited)

3. SECURITIES TRANSACTIONS

During the six months ended April 30, 2012, there were purchase and sale transactions (excluding short term securities) of $1,447,915 and $4,355,718, respectively.

On April 30, 2012, based on cost of $79,792,154 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $23,117,307, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $5,074,258, resulting in net unrealized appreciation of $18,043,049.

4. CAPITAL

The Fund has authorized a total of 999,998,000, $0.0001 par value Common Shares, which may be converted into Preferred Shares. At April 30, 2012, 4,157,117 Common Shares were outstanding.

Transactions in common stock were as follows:

	For the Six Months Ended April 30, 2012 (Unaudited)	For the Year Ended October 31, 2011
Beginning Shares	4,157,117	4,157,117
Shares Sold	–	–
Shares Issued in Reinvestment of Distributions	–	–
Total	4,157,117	4,157,117
Less Shares Redeemed	–	–
Ending Shares	4,157,117	4,157,117

5. PREFERRED SHARES

On February 7, 2003, the Fund issued 1,260 Series A Auction Preferred Shares (“Preferred Shares”). On September 10, 2003, the Fund re-classified an additional 500 unissued shares of capital shares as Preferred Shares. On October 24, 2003, the Fund issued an additional 420 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“Liquidation Value”).

On October 23, 2009, the Fund retired 52 Preferred Shares, with a total par value of $1,300,000. Those shares were purchased at a discount, at $22,500 per share, resulting in a realized gain of $130,000.

On May 18, 2010, the Fund commenced an offer to purchase for cash up to 400 of its outstanding Series A Preferred Shares. Upon expiration of the tender offer on August 3, 2010, 30 Preferred Shares were validly tendered pursuant to the terms of the offer. Those 30 shares were tendered for an aggregate amount of approximately $637,500, or $21,250 per share. This resulted in a realized gain to the Fund of $112,500. The Fund subsequently retired the 30 Preferred Shares.

24	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements
April 30, 2012 (Unaudited)

On June 22, 2011, the Fund commenced an offer to purchase for cash up to 720 of its outstanding Series A Preferred Shares. Upon expiration of the tender offer on July 22, 2011, 720 Preferred Shares were validly tendered pursuant to the terms of the offer. Those 720 shares were tendered for an aggregate amount of approximately $17,100,000, or $23,750 per share. This resulted in a realized gain to the Fund of $900,000. The Fund subsequently retired the 720 Preferred Shares.

Distributions to preferred stockholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates were reset every 7 days based on the results of an auction. In February 2008, the auction preferred shares market for closed-end funds became illiquid resulting in failed auctions for the Preferred Shares. As such, the Fund continues to pay dividends on the Preferred Shares at the maximum rate (set forth in the Fund’s governing document for the Preferred Shares), set at the current 7-day “AA” Financial Composite Commercial Paper rate times 150%.

For the six months ended April 30, 2012, distribution rates ranged from 0.03% to 0.09%. The Fund declared distributions to preferred stockholders for the period November 1, 2011 to April 30, 2012 of $8,605.

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common stockholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Fund’s Statement of Preferences and the Investment Company Act of 1940 to maintain certain asset coverage with respect to the outstanding Preferred Shares. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate 0.25% and upon this date the annual rate was reduced to 0.05%, until further notice from the Fund. These fees are paid for failed auctions as well.

6. SIGNIFICANT STOCKHOLDERS

On April 30, 2012, the Lola Trust owned 3,193,182 Common Shares of the Fund, representing approximately 76.8% of the total Fund shares. The Lola Trust is an affiliated person of the Fund, as that term is defined in the 1940 Act. Also see Note 2 – Management fees, Administration fees, and Other Agreements.

7. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time, effect redemptions and/or repurchases of its Preferred Shares and/or its Common Stock, in the open

Semi-Annual Report | April 30, 2012	25

Notes to Financial Statements	The Denali Fund Inc.
April 30, 2012 (Unaudited)

market or through private transactions; at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the year ended October 31, 2011, the Fund purchased 720 Preferred Shares at a discount and retired them at par value, pursuant to terms of the tender offer. For the year ended October 31, 2010, the Fund purchased 30 Preferred Shares at a discount and retired them at par value. Both of these transactions are described further in Note 5 – Preferred Shares. The Fund did not repurchase any Preferred Shares during the six months ended April 30, 2012.

8. TAX BASIS DISTRIBUTIONS

As determined on October 31, 2011, permanent differences resulting primarily from different book and tax accounting for distributions and certain investments held by the Fund were reclassified at fiscal year-end. These reclassifications had no effect on the net increase in net assets resulting from operations, net asset value applicable to common stockholders or net asset value per common share of the Fund. Permanent book and tax basis differences of $(321,880), $(577,157) and $899,037 were reclassified at October 31, 2011 among undistributed net investment income, accumulated net realized gains on investments, and paid in capital, respectively, for the Fund.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31, 2011	Year Ended October 31, 2010
Distributions paid from:
Ordinary Income	$1,765,474	$927,055
Long-Term Capital Gain	$1,290,955	–
Tax Return of Capital	–	–
	$3,056,429	$927,055

As of October 31, 2011, the components of distributable earnings on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	$ 733,394
Accumulated Capital Gains	$ 2,592,904
Net Unrealized Appreciation	$ 16,729,447
Other Cumulative Effect of Timing Differences	$ (24,043)

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTE 9. RESTRICTED SECURITIES

As of April 30, 2012, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

26	www.thedenalifund.com

The Denali Fund Inc.	Notes to Financial Statements
April 30, 2012 (Unaudited)

Restricted securities as of April 30, 2012 were as follows:

Issuer Description	Acquisition Date	Cost	Market Value April 30, 2012	Market Value as Percentage of Net Assets Available to Common Stock and Preferred Shares April 30, 2012
Ithan Creek Partners, LP	06/02/08	$7,000,000	$11,346,620	11.6%

NOTE 10. INVESTMENTS IN LIMITED PARTNERSHIPS

As of April 30, 2012, the Fund had an investment in a Hedge Fund that is organized as a limited partnership. The Fund’s investment in the Hedge Fund is reported on the Portfolio of Investments under the section titled Limited Partnerships.

Since the investment in the limited partnership is not publicly traded, the Fund’s ability to make withdrawals from its investment is subject to certain restrictions. These restrictions include notice requirements for withdrawals and additional restrictions or charges for withdrawals within a certain time period following initial investment. In addition, there could be circumstances in which such restrictions can include the suspension or delay in withdrawals from the limited partnership, or limited withdrawals allowable only during specified times during the year. In certain circumstances a limited partner may not make withdrawals that occur within certain periods following the date of admission to the partnership. As of April 30, 2012, the Fund did not have any investments in limited partnerships in which a suspension of withdrawals was in effect.

The following table summarizes the Fund’s investment in the limited partnership as of April 30, 2012.

Description	% of Net Assets as of 4/30/12	Value as of 4/30/12	Net Unrealized Gain/ (Loss) as of 4/30/12	Mgmt fees	Incentive fees	Redemption Period/ Frequency
Ithan Creek Partners, LP	11.6%	$11,346,620	$4,346,620	Annual rate of 1% of net assets	20% of net profits at the end of the measurement period	June 30 upon 60 days’ notice
Total	11.6%	$11,346,620	$4,346,620

The Fund did not have any outstanding unfunded commitments as of April 30, 2012.

Semi-Annual Report | April 30, 2012	27

Additional Information	The Denali Fund Inc.
April 30, 2012 (Unaudited)

PROXY VOTING

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available, without charge, at www.thedenalifund.com, on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at www.sec.gov.

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (1) on the Fund’s website located at www.thedenalifund.com; (2) on the SEC’s website at www.sec.gov; or (3) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.thedenalifund.com.

FUND BYLAWS AND CHARTER

The Fund last amended its Charter effective January 19, 2010, and last amended its Bylaws effective July 30, 2010.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of The Denali Fund Inc. (the “Fund”) have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in

28	www.thedenalifund.com

The Denali Fund Inc.	Additional Information
April 30, 2012 (Unaudited)

connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

MEETING OF STOCKHOLDERS – VOTING RESULTS

On April 27, 2012, the Fund held its Annual Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: Election of Directors

Election of Joel W. Looney as Director of the Fund (both common and preferred stockholders vote)
	# of Votes Cast	% of Votes Cast
For	3,725,067	91.18%
Withhold	360,412	8.82%
Total	4,085,479	100.00%

Election of Susan L. Ciciora as Director of the Fund (only preferred stockholders vote)
	# of Votes Cast	% of Votes Cast
For	116	95.87%
Withhold	5	4.13%
Total	121	100.00%

Election of Steven K. Norgaard as Director of the Fund (only preferred stockholders vote)
	# of Votes Cast	% of Votes Cast
For	116	95.87%
Withhold	5	4.13%
Total	121	100.00%

Semi-Annual Report | April 30, 2012	29

Summary of Distribution Reinvestment Plan	The Denali Fund Inc.
April 30, 2012 (Unaudited)

Computershare Shareowner Services (“Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common shares of the Fund (“Shares”), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or

30	www.thedenalifund.com

The Denali Fund Inc.	Summary of Distribution Reinvestment Plan
April 30, 2012 (Unaudited)

Shares) shall be made net of any applicable withholding tax. Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the

Semi-Annual Report | April 30, 2012	31

Summary of Distribution Reinvestment Plan	The Denali Fund Inc.
April 30, 2012 (Unaudited)

rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

32	www.thedenalifund.com

The Denali Fund Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
April 30, 2012 (Unaudited)

Each of the Advisers has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreements”) pursuant to which the Advisers are jointly responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The 1940 Act requires that the Board, including a majority of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of 1940 Act (the “Independent Directors”), annually approve the terms of the Advisory Agreements. At a regularly scheduled meeting held on November 18, 2011, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreements.

Factors Considered

Generally, the Board considered a number of factors in renewing the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the Advisers to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies; (iii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iv) the profitability to the Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale are realized and whether fee levels reflect any economies of scale; (vi) support of the Advisers by the Fund’s principal stockholders; (vii) the historical relationship between the Fund and the Advisers; and (viii) the relationship between the Advisers and its affiliated service provider, FAS. The Board also reviewed the ability of the Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Advisers.

Deliberative Process

To assist the Board in its evaluation of the quality of the Advisers’ services and the reasonableness of the Advisers’ fees under the Advisory Agreements, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested, and received, various materials relating to the Advisers’ investment services under the Advisory Agreements. These materials included reports and presentations from the Advisers that described, among other things, the Advisers’ organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative advisory fees, and compliance policies and procedures. The Board also met with representatives of, and received a report prepared by, an independent research firm, Morningstar, Inc. (“Morningstar”), comparing the Fund’s performance and advisory fees and expenses to a group of closed-end funds determined to be most similar to the Fund in each case as determined by Morningstar (the “Peer Group”). The Board also considered information received from the Advisers throughout the year, including investment performance and returns as well as stock price, net asset value and expense ratio reports for the Fund.

Semi-Annual Report | April 30, 2012	33

Board of Directors’ Approval of the Investment Advisory Agreements	The Denali Fund Inc.
April 30, 2012 (Unaudited)

In advance of the November 18, 2011 Board meeting, the Independent Directors held two special telephonic meetings with counsel to the Fund and the Independent Directors. The principal purpose of the meetings was to discuss the renewal of the Advisory Agreements and to review the materials provided to the Board by the Advisers in connection with the annual review process. The Board held additional discussions at the November 18, 2011 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Advisers were present.

The information below summarizes the Board’s considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Advisers under the Advisory Agreements. Each Adviser’s most recent investment adviser registration form on the Securities and Exchange Commission’s Form ADV was provided to the Board, as were the responses of the Advisers to information requests submitted to the Advisers by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Advisers’ key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Advisers’ portfolio management personnel. The Board was satisfied that the Advisers’ investment personnel, including Stewart Horejsi, the Fund’s principal portfolio manager, would devote an adequate portion of their time and attention to the success of the Fund and its investment strategy. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisers, and that the Advisers possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since the Advisers were engaged by the Fund in 2007, as compared to both relevant indices and the performance of the Peer Group. The Board noted that based on its net asset value performance, the Fund underperformed the Standard & Poor’s 500 Index, the Fund’s primary relevant benchmark however outperformed the Dow Jones Industrial Average and NASDAQ Composite since October, 2007 when the Advisers were engaged by the Fund. The Board noted that the Fund underperformed its Peer Group for the one-, three- and five-year periods ended September 30, 2011. The Board discussed with the Advisers the Fund’s recent underperformance and to what extent the Advisers planned to make any adjustments to the Adviser’s investment strategies to counter the Fund’s recent underperformance. The Board was satisfied that the Advisers were appropriately focused on improving the investment performance of the Fund.

34	www.thedenalifund.com

The Denali Fund Inc.	Board of Directors’ Approval of the Investment Advisory Agreements
April 30, 2012 (Unaudited)

Costs of Services Provided and Profits Realized by the Advisers

In evaluating the costs of the services provided to the Fund by the Advisers, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board acknowledged that the level of fees charged by the Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds included in the Peer Group expense universe; however, the advisory fees payable under the Advisory Agreements were comparable to the fees earned by the Advisers on other portfolios managed by the Advisers. The Advisers discussed with the Board certain factors justifying the advisory fee including, but not limited to: the Fund’s asset allocation strategy, which increases the workload, burden and responsibility beyond that typically assumed by other money managers; the Advisers’ stock skill selection; and the time associated with the discipline of concentrated investing.

The Board also obtained detailed information regarding the overall profitability of the Advisers and the combined profitability of the Advisers and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the Advisers from their relationship to the Fund. In particular, the Board reviewed the costs incurred by the Advisers and FAS in providing services to the Fund. Based on its analysis of this information, the Board determined that the overall level of profits earned by the Advisers does not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Advisers.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. The Board noted that the Advisers had in the past agreed to a voluntary fee waiver schedule tied to the Fund’s asset levels. The Board further noted that over the last few years the Fund’s assets had not reached the levels specified in the schedule for the fee waiver to come into play. Although the Board concluded that recent modest growth in the Fund’s assets had not resulted in any meaningful economies of scale with respect to the management of the Fund, the Board, as described below, determined that it would be in the best interests of the Fund and its stockholders to modify the voluntary fee waiver to provide more immediate benefits to the stockholders.

Fee Waiver

The Board noted the current fee arrangement in place for the Fund under the Advisory Agreements. They noted that the Advisers receive an annual fee, payable monthly, of 1.25% of the value of the Fund’s average monthly total net assets, including any leverage. The Board further noted the current one-year voluntary fee waiver whereby the Advisers have agreed to waive 15 basis points (0.15%) on asset levels between $400-$600 million, and an additional 10 basis points (0.10%) on asset levels exceeding $600 million. The Board noted that the fee waiver did not come into play in 2011 due to asset size levels of the Fund. In light of the recent

Semi-Annual Report | April 30, 2012	35

Board of Directors’ Approval of the Investment Advisory Agreements	The Denali Fund Inc.
April 30, 2012 (Unaudited)

underperformance by the Fund, the Board requested, and the Advisers agreed, to modify the voluntary one-year fee waiver effective December 1, 2011 such that the Advisers would waive a portion of the advisory fee equal to 10 basis points (0.10%) of the value of the Fund’s average monthly total net assets, including any leverage. This fee waiver will reduce the annual fee payable to the Advisers to 1.15% of the value of the Fund’s average monthly total net assets, including any leverage, through December 1, 2012. The Board concluded that the fee under the Advisory Agreements, as modified by the voluntary fee waiver, was reasonable and fair in light of the nature and quality of the services provided by the Advisers.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of September 30, 2011, the Lola Trust and other entities affiliated with the Horejsi family held approximately 76.8% of the Fund’s outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Advisers and the renewal of the Advisory Agreements.

Approval

The Board based its decision to approve the renewal of the Advisory Agreements on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Fund’s investment advisory agreements are reasonable and fair and that renewal of the Advisory Agreements is in the best interests of the Fund and its stockholders.

36	www.thedenalifund.com

Directors	Richard I. Barr
Susan L. Ciciora
Steven K. Norgaard
Dean L. Jacobson
Joel W. Looney

Co-Investment	Stewart Investment Advisers
Advisers	Boulder Investment Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent	Computershare
480 Washington Blvd
Jersey City, NJ 07310

Independent	Deloitte & Touche LLP
Registered Public	555 17th Street, Suite 3600
Accounting Firm	Denver, CO 80202

Legal Counsel	Paul Hastings LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.thedenalifund.com

THE DENALI FUND INC.

c /o Computershare

480 Washington Blvd

Jersey City, NJ 07310

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THE DENALI FUND INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date: July 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date: July 9, 2012

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date: July 9, 2012